UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 ________________________
FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2018

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Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matter to a Vote of Security Holders.
On September 24, 2018, Independent Bank Group, Inc. (“Independent” or the “Company”) held a special meeting of shareholders (the “special meeting”). At the special meeting, the shareholders of the Company voted on the following matters: (1) approval and adoption of the Agreement and Plan of Reorganization (the “Agreement”), dated as of May 22, 2018, by and between Guaranty Bancorp, a Delaware corporation (“Guaranty”) and the Company, pursuant to which Guaranty will merge with and into Independent and Independent will continue as the surviving entity (the “merger proposal”) and (2) the adjournment of the special meeting, if the Company’s Board of Directors determines such an adjournment is necessary or appropriate to solicit additional proxies in favor of the merger proposal (the “adjournment proposal”)
As of August 14, 2018, the record date for the special meeting, there were 30,475,148 shares of Independent common stock, par value $0.01 per share (the “Independent common stock”) outstanding and entitled to vote at the special meeting. At the special meeting, there were present in person or by proxy 23,673,444 shares of Independent common stock, representing 77.68% of the total outstanding eligible votes. Of the shares voted, 77.58% were voted in favor of the merger proposal. As such, the proposal was approved by the requisite vote of the Company’s shareholders.
The voting results for the proposals are below:

1.	With respect to the merger proposal, the votes were as follows:

	Votes	% of Shares Outstanding	% of Shares Voted

Voting For	23,641,101	77.58%	99.86%
Voting Against	12,954	0.04%	0.06%
Abstain From Voting	19,389	0.06%	0.08%
Broker Non-Vote	None	-%	-%

Total	23,673,444	77.68%	100%

2.
With respect to the adjournment proposal, because the total votes cast in favor of the approval of the merger proposal at the special meeting represented over the requisite percentage of outstanding securities, no adjournment to solicit additional proxies was necessary, and therefore, no action was required with respect to the adjournment proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 24, 2018.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President

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